UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 21, 2019

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on November 23, 2018, CenterState Bank Corporation (“CSFL” or “Company”) and National Commerce Corporation (“NCC”) entered into an agreement and plan of merger (the “Merger Agreement”) that provides for NCC to be merged with and into the Company, with the Company as the surviving company (the “Merger”).  Immediately thereafter, NCC’s direct wholly-owned subsidiary, National Bank of Commerce (“NBC”), will be merged with and into CSFL’s direct wholly-owned subsidiary, CenterState Bank, N.A. (the “Bank Merger”).  The Merger Agreement contemplates, among other things, that three of the current directors of NCC will be appointed to the board of directors of the Company and CenterState Bank and one additional NBC director will be appointed solely to the board of directors of CenterState Bank, each as mutually agreed to by the parties, subject to completion of and effective as of the effective time of the merger.

On February 21, 2019, the boards of directors of CSFL and CenterState Bank each took action to appoint the following NCC directors to the CSFL and CenterState Bank boards, contingent upon the receipt of regulatory and shareholder approvals and the completion of , and effective as of the effective time of, the Merger: John H. Holcomb, III,  the current Vice Chair of the NCC board, Richard Murray, IV, the current Chair and CEO of NCC, and G. Ruffner Page, Jr., the President of McWane, Inc., a leading manufacturer of pipes, valves, fire hydrants and fittings for the water industry, and the current lead independent board member of NCC.  In addition, the CenterState Bank board of directors took action to appoint Mark L. Drew, a current NBC director and currently the Executive Vice President and General Counsel of Protective Life Corporation, a subsidiary of the Daiichi Life Insurance Company, Limited, to the CenterState Bank board of directors only, contingent upon the receipt of regulatory and shareholder approvals and the completion of, and effective as of the effective time of, the Merger.  The Merger is expected to be completed in the second quarter of 2019. At this time, none of these proposed appointees have been named to serve on any committees of the board of directors of the Company or CenterState Bank, nor has the board of the Company or CenterState Bank identified any committees to which any of the appointees is expected to be appointed.  Effective upon commencement of each proposed director’s term, each director other than Mr. Murray would be entitled to receive the same compensation as other nonemployee directors of the Company:  an annual cash retainer of $30,000, payable on a quarterly basis for his or her service on the board of the Company and CenterState Bank, and a $50,000 annual retainer fee paid in the Company’s common stock.  These amounts exclude meeting fees paid to serve on a committee of the board of directors of the Company (i.e., Audit, Compensation, Nominating, Risk and Culture), which are currently $1,000 per meeting attended by members of a committee.

See “Interests of NCC’s Executive Officers and Directors in the Merger” of the joint proxy statement/prospectus contained in the Registration Statement (File No. 333-229159) filed by CSFL with the Securities and Exchange Commission on January 28, 2019, which is incorporated herein by reference, for information about arrangements and transactions between the Company and Messrs. Holcomb, Murray, Page, and Drew.

Item 8.01 Other Events

The information set forth above under Item 5.02 is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Information

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger between CSFL and NCC, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on CSFL’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with NCC, (4) the risk of successful integration of NCC’s businesses into CSFL, (5) the failure to obtain the necessary approvals by the stockholders of NCC with respect to the Merger or the shareholders of CSFL with respect to the issuance of CSFL common stock in connection with the Merger, (6) the amount of the costs, fees, expenses and charges related to the Merger, (7) the ability by CSFL to obtain required governmental approvals of the Merger, (8) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (9) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (10) the risk that the integration of NCC’s operations into the operations of CSFL will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by CSFL’s issuance of additional shares of its common stock in the Merger, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in CSFL’s Annual Report on Form 10-K for the year ended December 31, 2017, NCC’s Annual Report on Form 10-K for the year ended December 31, 2017, and other documents subsequently filed by CSFL and NCC with the SEC. Consequently, no forward-looking statement can be guaranteed. CSFL and NCC do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, CSFL and NCC claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information

CSFL has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (No. 333-229159) to register the shares of CSFL's common stock that will be issued to NCC's stockholders in connection with the transaction. The registration statement includes a joint proxy statement of CSFL and NCC and a prospectus of CSFL. A definitive joint proxy statement/prospectus has been submitted to the shareholders of CSFL and the stockholders of NCC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by CSFL on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CSFL and NCC are urged to read carefully the entire registration statement and joint proxy statement/prospectus available, including any amendments thereto, because they contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CSFL, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of NCC and the shareholders of CSFL in connection with the Merger.  Information regarding the directors and executive officers of CSFL and NCC and other persons who may be deemed participants in the solicitation of the stockholders of NCC or of the shareholders of CSFL in connection with the Merger are included in the joint proxy statement/prospectus for NCC’s special meeting of stockholders, and CSFL’s special meeting of shareholders filed by CSFL with the SEC. Information about the directors and officers of CSFL and their ownership of CSFL common stock can also be found in CSFL's definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CSFL with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC's definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants are included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  February 26, 2019

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